SUMMARY PROSPECTUS

March 24, 2023

Kurv Apple (AAPL) 1.75x Long Daily ETF (Ticker: LAAP)

Principal U.S. Listing Exchange for the Fund: Cboe BZX Exchange.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the fund online at www.kurvinvest.com. You can also get this information at no cost by calling 888-393-5878. The current prospectus and statement of additional information, dated March 24, 2022, are incorporated by reference into this summary prospectus. Information about the Fund’s net asset value per share, market price, premiums and discounts and bid-ask spreads can be found at www.kurvinvest.com.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

KURV APPLE (AAPL) 1.75X LONG DAILY ETF (TICKER: LAAP) - SUMMARY

Important Information Regarding the Fund

The Kurv Apple (AAPL) 1.75x Long Daily ETF (the “Fund”) seeks to replicate 1.75x times (175%) the daily percentage change of the common shares of Apple Inc. (“Apple”) (Fund Ticker listed on Nasdaq: LAAP). Because the Fund aims to replicate the daily performance of Apple, it is very different from most other exchange-traded funds (“ETFs”). It is also riskier than alternatives that do not use leverage. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 175% the performance of Apple for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 175% the return of Apple for that period. Longer holding periods, higher volatility of Apple and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying stock volatility, the volatility of Apple may affect the Fund’s return as much as, or more than, the return of Apple.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (1.75x) investment results, understand the risks associated with the use of leverage, and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if Apple’s performance is flat, and it is possible that the Fund will lose money even if Apple’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks to replicate 1.75x times (175%), before fees and expenses, the performance of the Apple common stock while earning income from collateral posted in connection with the transactions to achieve the leverage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses(2)	1.24%
Fee Waiver(3)	0.09%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.15%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.75% of Fund assets for the fiscal year ending May 31, 2023.
(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until May 31, 2024, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.15% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet launched.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to replicate 1.75x times (175%) the daily percentage change of the common shares of Apple by entering into a swap agreement on the Apple common stock. The Fund aims to achieve this replication for a single day. The Fund itself only replicates the daily leveraged return of Apple. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on Apple. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying stock, which is Apple.

In order to achieve its investment objective, the Fund will enter into swap agreements. At the end of each trading day, the swap notional exposure against the Underlying Stock will be approximately equal to 1.75x times the Fund’s net asset value.

To achieve a swap notional exposure equal to 1.75x times the Fund’s net asset value at the end of each trading day, the adviser will adjust the swap notional exposure daily by sending orders to the swap provider(s) for execution at close. Such transactions will result in trading fees to be paid by the Fund.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality and/or (5) mortgage-related securities, including agency and non-agency mortgages, and “to be announced” or “TBA” mortgage-backed securities contracts. The Fund may also invest up to 25% of its assets in Apple.

Apple Inc. designs, manufactures and markets smartphones, personal computers, tablets, wearables and accessories, and sells a variety of related services. iPhone® is the company’s line of smartphones based on its iOS operating system. Mac® is the company’s line of personal computers based on its macOS® operating system. iPad® is the company’s line of multipurpose tablets based on its iPadOS® operating system. Wearables, Home and Accessories includes AirPods®, Apple TV®, Apple Watch®, Beats® products, HomePod®, iPod touch® and accessories. AirPods are the Company’s wireless headphones that interact with Siri®.

Apple’s customers are primarily in the consumer, small and mid-sized business, education, enterprise and government markets. The company sells its products and resells third-party products in most of its major markets directly to consumers, small and mid-sized businesses, and education, enterprise and government customers through its retail and online stores and its direct sales force. The company also employs a variety of indirect distribution channels, such as third-party cellular network carriers, wholesalers, retailers and resellers.

The Fund has adopted a policy to have at least 80% of its investment exposure to financial instruments with economic characteristics that should correspond to the specified long leveraged multiple times the performance of the Underlying Stock.

The Fund expects to use Cowen Financial Products LLC as its initial swap counterparty.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 175% of the return of the Apple Stock over the same period. The Fund will lose money if the Apple Stock’s performance is flat over time, and as a result of daily rebalancing, the Apple Stock’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Apple Stock’s performance increases over a period longer than a single day.

THE FUND, SHP ETF TRUST, AND KURV INVESTMENT MANAGEMENT LLC ARE NOT AFFILIATED WITH APPLE.

This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of Apple. The common stock of Apple (AAPL) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Apple pursuant to the Exchange Act can be located at the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Apple may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Effects of Compounding and Market Volatility Risk: The Fund seeks to replicate the leveraged daily returns of Apple and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from Apple’s performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to replicate leverage daily returns. For a Fund aiming to seeking a leveraged return, if adverse daily performance of Apple reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of Apple increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding become pronounced as Apple volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of Apple during shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how Apple volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Apple Stock volatility; b) Apple Stock’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) Apple Stock’s dividends. The chart below illustrates the impact of two principal factors – Apple Stock volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Apple Stock volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Apple volatility, compounding will cause results for periods longer than a trading day to vary from the performance of Apple.

As shown in the chart below, the Fund would be expected to lose 4.0% if Apple provided no return over a one-year period during which Apple experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if Apple’s return is flat. For instance, if Apple’s annualized volatility is 100%, the Fund would be expected to lose 48.1% of its value, even if the cumulative Apple Stock return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 175% of the performance of Apple Stock and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 175% of the performance of the Apple Stock. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed.

One Year	175% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-105%	-80.0%	-80.7%	-82.9%	-86.1%	-89.6%
-50%	-88%	-70.5%	-71.5%	-74.8%	-79.4%	-84.6%
-40%	-70%	-59.4%	-60.7%	-65.3%	-71.7%	-78.8%
-30%	-53%	-46.8%	-48.6%	-54.5%	-63.0%	-72.2%
-20%	-35%	-32.8%	-35.0%	-42.6%	-53.2%	-64.9%
-10%	-18%	-17.4%	-20.2%	-29.4%	-42.5%	-56.9%
0%	0%	-0.7%	-4.0%	-15.1%	-30.9%	-48.1%
10%	18%	17.4%	13.4%	0.3%	-18.3%	-38.7%
20%	35%	36.7%	32.1%	16.8%	-4.9%	-28.6%
30%	53%	57.2%	51.9%	34.3%	9.4%	-17.9%
40%	70%	79.0%	72.9%	52.9%	24.6%	-6.5%
50%	88%	102.0%	95.1%	72.5%	40.6%	5.5%
60%	105%	126.1%	118.5%	93.2%	57.4%	18.1%

Apple’s annualized historical volatility rate for the five year period ended December 31, 2022 was 32.4%. The Apple Stock’s highest volatility rate for any one calendar year for the five year period was 40.3% and volatility for a shorter period of time may have been substantially higher. The Apple Stock’s annualized performance for the five year ended December 31, 2022 was 26.4% (including reinvestment of eventual dividends). Historical volatility and performance are not indications of what the Apple Stock’s volatility and performance will be in the future. The volatility of instruments that reflect the value of Apple, such as swaps, may differ from the volatility of the Apple Stock.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of Apple Stock will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 1.75% for every 1% daily decline in the Apple Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the Apple Stock declines more than 57%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Apple Stock.

Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the Adviser determines that the requisite exposure to the Apple Stock is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Apple Security Risk. Apple’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be affected by a number of factors, whether currently known or unknown, including those described below. When any one or more of these risks materialize from time to time, the company’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be materially and adversely affected.

Risks Related to COVID-19 - Apple’s business, results of operations and financial condition, as well as the price of the company’s stock, have been adversely affected and could in the future be materially adversely affected by the COVID-19 pandemic.

Macroeconomic and Industry Risks - Apple’s operations and performance depend significantly on global and regional economic conditions and adverse economic conditions can materially adversely affect the company’s business, results of operations and financial condition.

Apple’s business can be impacted by political events, trade and other international disputes, war, terrorism, natural disasters, public health issues, industrial accidents and other business interruptions.

Global markets for Apple’s products and services are highly competitive and subject to rapid technological change, and the company may be unable to compete effectively in these markets.

Business Risks - To remain competitive and stimulate customer demand, Apple must successfully manage frequent introductions and transitions of products and services. The company depends on component and product manufacturing and logistical services provided by outsourcing partners, many of which are located outside of the U.S.

Future operating results depend upon the company’s ability to obtain components in sufficient quantities on commercially reasonable terms. Apple’s products and services may be affected from time to time by design and manufacturing defects that could materially adversely affect the Company’s business and result in harm to the company’s reputation. The company is exposed to the risk of write-downs on the value of its inventory and other assets, in addition to purchase commitment cancellation risk. The company relies on access to third-party intellectual property, which may not be available to the company on commercially reasonable terms or at all. The company’s future performance depends in part on support from third-party software developers. Failure to obtain or create digital content that appeals to the company’s customers, or to make such content available on commercially reasonable terms, could have a material adverse impact on the company’s business, results of operations and financial condition. The company’s success depends largely on the continued service and availability of highly skilled employees, including key personnel. The company depends on the performance of carriers, wholesalers, retailers and other resellers. The company’s business and reputation are impacted by information technology system failures and network disruptions. Losses or unauthorized access to or releases of confidential information, including personal information, could subject the company to significant reputational, financial, legal and operational consequences. Investment in new business strategies and acquisitions could disrupt the company’s ongoing business, present risks not originally contemplated and adversely affect the company’s business, reputation, results of operations and financial condition. The company’s retail stores have required and will continue to require a substantial investment and commitment of resources and are subject to numerous risks and uncertainties.

Legal and Regulatory Compliance Risks - Apple’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

Financial Risks - Apple expects its quarterly net sales and results of operations to fluctuate. The Company’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Information Technology Sector Risk. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

New Adviser Risk. The Adviser has not previously managed an ETF. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

New Fund Risk. The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk. The Fund’s portfolio focuses on the Apple Stock and will be subject to greater potential for volatility than a diversified fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Kurv Investment Management LLC

Sub-Adviser: Neos Investment Management LLC

Portfolio Managers: Garrett Paolella (since inception),Troy Cates (since inception) and Ryan Houlton (since inception), each of whom is employed by the Sub-Adviser, serve as portfolio managers for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Investment Company Act file no. 811-23645.